UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 4, 2007

CELLSTAR CORPORATION

(Exact name of registrant as specified in its charter)

Commission File Number:  0-22972

Delaware	75-2479727
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

601 S. Royal Lane, Coppell, Texas	75019
(Address of principal executive offices)	(Zip Code)

(972) 462-2700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On January 4, 2007, certain CellStar executives met with three stockholders who had requested to meet with management about the proposed sales transactions announced on December 18, 2006. Attached for all stockholders as Exhibit 99.1 is a copy of the presentation given to those stockholders. The presentation is incorporated by reference into this Item 7.01.  The information in this Item 7.01, including the exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Additional Information and Where to Find It

In connection with stockholder approval of the proposed transactions, CellStar intends to file a proxy statement and other materials with the Securities and Exchange Commission (“SEC”). Stockholders of CellStar are advised to read the proxy statement and any other relevant documents filed with the SEC when they become available because those documents will contain important information about the proposed transaction.  Stockholders may obtain a free copy of the proxy statement when it becomes available, and other documents filed with the SEC, at the SEC’s web site at http://www.sec.gov. Free copies of the proxy statement, when it becomes available, and CellStar’s other filings with the SEC, may also be obtained from CellStar by directing a request to CellStar Corporation, 601 S. Royal Lane, Coppell, Texas 75019, Attention: Secretary, or by visiting CellStar’s website at http://www.cellstar.com.

CellStar and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from CellStar’s stockholders in favor of the proposed transactions. Information regarding CellStar’s directors and executive officers is available in Amendment No. 1 to CellStar’s Annual Report on Form 10-K for the fiscal year ended November 30, 2005 filed with the SEC on March 30, 2006. Additional information regarding the interests of such potential participants will be included in the proxy statement and the other relevant documents filed with the SEC when they become available.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1  Presentation delivered January 4, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELLSTAR CORPORATION

	By:	/s/ Elaine Flud Rodriguez
Date: January 4, 2007		Elaine Flud Rodriguez Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description
99.1	Presentation delivered January 4, 2007